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                                                                   EXHIBIT 10(k)


                                 AMENDMENT NO.1
                                       TO
                          THE LINCOLN ELECTRIC COMPANY
               NON-EMPLOYEE DIRECTORS' DEFERRED COMPENSATION PLAN
                         (Effective as of May 24, 1995)

         The Lincoln Electric Company, an Ohio corporation, hereby adopts this Amendment No.1 to The Lincoln Electric Company Non-Employee Directors' Deferred Compensation Plan (Effective as of May 24, 1995) (the "Plan"). The provisions of this Amendment shall be effective as of June 2, 1998.

                                       I.

         The name of the Plan as it appears on the cover page of the Plan document, in two places prior to Article I of the Plan, and in Article I of the Plan is hereby amended to read as follows:

         "The Lincoln Electric Holdings, Inc. Non-Employee Directors' Deferred Compensation Plan."


                                      II.

         Section 2.1(h) of the Plan is hereby amended in its entirety to read:

         "(h) "Corporation": Lincoln Electric Holdings, Inc. or any successor or successors thereto."
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         EXECUTED at Cleveland, Ohio, this 29th day of December, 1998.


                                         THE LINCOLN ELECTRIC COMPANY

                                         By:  /s/ F. G. Stueber
                                              -------------------------------
                                                  FREDERICK G. STUEBER
                                         Title:   Senior Vice President.
                                                  General Counsel
                                                  and Secretary

         LINCOLN ELECTRIC HOLDINGS, INC. hereby adopts the Plan as amended by this Amendment No. 1.

                                         LINCOLN ELECTRIC HOLDINGS, INC.

                                         By:  /s/ F. G. Stueber
                                              -------------------------------
                                                  FREDERICK G. STUEBER
                                         Title:   Senior Vice President.
                                                  General Counsel
                                                  and Secretary